Summary prospectus supplement	October 30, 2012

Putnam Global Health Care Fund Summary Prospectus dated December 30, 2011

The section Your fund’s management is supplemented to reflect that the fund’s portfolio managers are now Kelsey Chen and Isabel Buccellati.

Ms. Buccellati, joined the fund in September 2012 and is an Analyst.

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